BlackRock Mid Cap Value Opportunities Series, Inc. BlackRock Mid Cap Value Opportunities Fund Investor, Institutional and Class R Shares

SUMMARY PROSPECTUS | MAY 31, 2010

This Summary Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

Class	Ticker Symbol

Investor A Shares	MDRFX
Investor B Shares	MBRFX
Investor C Shares	MCRFX
Institutional Shares	MARFX
Class R Shares	MRRFX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at http://www.blackrock.com/prospectus. You can also get this information at no cost by calling (800) 441-7762 or by sending an e-mail request to prospectus.request@blackrock.com, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated May 31, 2010, are incorporated by reference into (legally made a part of) this Summary Prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Summary Prospectus

Key Facts About BlackRock Mid Cap Value Opportunities Fund

Investment Objective

The investment objective of the BlackRock Mid Cap Value Opportunities Fund (the “Fund”) is to seek capital appreciation and, secondarily, income, by investing in securities, primarily equity securities that Fund management believes are undervalued and therefore represent an investment value.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the BlackRock-advised fund complex. More information about these and other discounts is available from your financial professional and in the “Details About the Share Classes” section on page 18 of the Fund’s prospectus and in the “Purchase of Shares” section on page II-56 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Investor A Shares	Investor B Shares	Investor C Shares	Institutional Shares	Class R Shares

Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.25%	None	None	None	None

Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None [1]	4.50%[2]	1.00%[3]	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor A Shares	Investor B Shares	Investor C Shares	Institutional Shares	Class R Shares

Management Fee	0.65%	0.65%	0.65%	0.65%	0.65%

Distribution and/or Service (12b-1) Fees	0.25%[4]	1.00%	1.00%	None	0.50%

Other Expenses	0.53%	0.61%	0.83%	0.39%	0.66%

Acquired Fund Fees and Expenses[5]	0.03%	0.03%	0.03%	0.03%	0.03%

Total Annual Fund Operating Expenses	1.46%	2.29%	2.51%	1.07%	1.84%

[1]	A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.

[2]	The CDSC is 4.50% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B Shares. (See the section “Details about the Share Classes — Investor B Shares” for the complete schedule of CDSCs.)

[3]	There is no CDSC on Investor C Shares after one year.

[4]	Investor A Shares did not pay a portion of the service fee during the fiscal year ended January 31, 2010. The Total Annual Fund Operating Expenses have been restated to reflect the entire service fee.

[5]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s most recent annual report, which does not include Acquired Fund Fees and Expenses.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Investor A Shares	$666	$ 962	$1,281	$2,180

Investor B Shares	$682	$1,065	$1,425	$2,417

Investor C Shares	$354	$ 782	$1,335	$2,846

Institutional Shares	$109	$ 340	$ 590	$1,306

Class R Shares	$187	$ 579	$ 995	$2,159

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years

Investor B Shares	$232	$715	$1,225	$2,417

Investor C Shares	$254	$782	$1,335	$2,846

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 106% of the average value of its portfolio.

Principal Investment Strategies of the Fund

In seeking to meet its objective, the Fund normally invests at least 80% of its assets in equity securities of mid cap companies. Equity securities include common stock, preferred stock, securities convertible into common stock, or securities or other instruments whose price is linked to the value of common stock. Mid cap companies are companies that at the time of purchase have market capitalizations in the range of companies included in the Standard & Poor’s Mid Cap Value 400 Index (generally between $520 million and $8.2 billion as of March 31, 2010). This definition of mid-capitalization companies may be changed in response to changes in the market. The Fund purchases securities that Fund management believes have long term potential to grow in size or become more profitable or that the stock market may value more highly in the future. Fund management places particular emphasis on stocks trading at the low end of one or more valuation measures, such as price/book value, or price/sales, price/earnings or price/cash flow ratios. Such companies also may have particular qualities that affect the outlook for such companies, including an attractive market niche. The Fund purchases primarily common stock of U.S. companies in trying to meet its investment objective. The Fund may also invest up to 30% of its total assets in securities issued by foreign companies and in securities denominated in currencies other than the U.S. dollar.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.

  Equity Securities Risk. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

  Foreign Securities Risks. Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

    The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

    Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

    The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

    The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

    Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

    Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

  Market Risk and Selection Risk. Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

  Mid Cap Securities Risk. The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

  Value Investing Style Risk. Under certain market conditions, value investments have performed better during periods of economic recovery. Therefore, this investment style may over time go in and out of favor. At times when the investment style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investment styles.

Performance Information

The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the Standard & Poor’s (S&P) Mid Cap 400 Value Index and the Standard & Poors (S&P) Mid Cap 400 Index, each a broad measure of market performance. Effective September 30, 2009, the Fund changed the benchmark against which it measures its performance from the Standard & Poors (S&P) Mid Cap 400 Index to the Standard & Poors (S&P) Mid Cap 400 Value Index. The Standard & Poors (S&P) Mid Cap 400 Value Index more accurately reflects the universe of securities in which the Fund invests. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Updated information on the Fund’s performance can be obtained by visiting http://www.blackrock.com/funds or can be obtained by phone at 800-882-0052.

Investor A Shares
ANNUAL TOTAL RETURNS1
Mid Cap Value Opportunities Fund
As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 23.96% (quarter ended December 31, 2001) and the lowest return for a quarter was -24.81% (quarter ended December 31, 2008). The year-to-date return as of March 31, 2010 was 9.59%.

As of 12/31/09 Average Annual Total Returns	1 Year[1]	5 Years[1]	10 Years[1]

BlackRock Mid Cap Value Opportunities Fund — Investor A
Return Before Taxes	28.18%	1.67%	6.41%
Return After Taxes on Distributions	28.03%	(0.88)%	4.43%
Return After Taxes on Distributions and Sale of Shares	18.30%	0.55%	4.76%

BlackRock Mid Cap Value Opportunities Fund — Investor B Return Before Taxes	29.74%	1.73%	6.30%

BlackRock Mid Cap Value Opportunities Fund — Investor C Return Before Taxes	32.89%	1.85%	6.07%

BlackRock Mid Cap Value Opportunities Fund — Institutional Return Before Taxes	35.86%	3.10%	7.29%

BlackRock Mid Cap Value Opportunities Fund — Class R Return Before Taxes	34.76%	2.44%	6.73%

Standard & Poor’s (S&P) Mid Cap 400 Index (Reflects no deduction for fees, expenses or taxes)	37.38%	3.27%	6.36%

Standard & Poor’s (S&P) Mid Cap 400 Value Index (Reflects no deduction for fees, expenses or taxes)	33.73%	2.57%	6.93%

1	A portion of the Fund’s total return was attributable to proceeds received in the fiscal period ended January 31, 2010 in a settlement of litigation.

The returns for Class R shares prior to February 4, 2003, the commencement of operations of Class R shares, are based upon performance of the Fund’s Institutional shares. The returns for Class R shares, however, are adjusted to reflect the distribution and service (12b-1) fees applicable to Class R shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B, Investor C, Institutional and Class R Shares will vary.

Investment Manager

The Fund’s investment manager is BlackRock Advisors, LLC (“BlackRock”). The Fund’s sub-adviser is BlackRock Investment Management, LLC. Where applicable, BlackRock refers also to the Fund’s sub-adviser.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

John Coyle, CFA	2009	Managing Director of BlackRock, Inc.

Murali Balaraman, CFA	2009	Managing Director of BlackRock, Inc.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund each day the New York Stock Exchange (“NYSE”) is open. To purchase or sell shares you should contact your financial intermediary or financial professional, or, if you hold your shares through the Fund, you should contact the Fund by phone at (800) 441-7762, by mail (c/o BlackRock Funds, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the Internet at www.blackrock.com/funds. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	Investor A and Investor C Shares		Investor B Shares	Institutional Shares	Class R Shares

Minimum Initial Investment	$1,000 for all accounts except:		Available only for exchanges and dividend reinvestments by current holders and for purchase by certain qualified employee benefit plans.	$2 million for institutions and individuals. Institutional Shares are available to clients of registered investment advisors who have $250,000 invested in the Fund.	$100 for all accounts
	•	$250 for certain fee-based programs.
	•	$100 for retirement plans.
	•	$50, if establishing Automatic Investment Plan (“AIP”).

Minimum Additional Investment	$50 for all accounts except certain retirement plans and payroll deduction programs may have a lower minimum.		N/A	No subsequent minimum	No subsequent minimum

Tax Information

The Fund’s dividends and distributions may be subject to federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

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The Fund’s prospectus and statement of additional information, both dated May 31, 2010, are incorporated by reference into this Summary Prospectus.

INVESTMENT COMPANY ACT FILE # 811-7177 © BlackRock Advisors, LLC SPRO-MCVO-0510